UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2024

Sonida Senior Living, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13445	75-2678809
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 810
Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 770-5600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicatFe by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDA	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On April 1, 2024, Sonida Senior Living, Inc. (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “ATM Sales Agreement”) with Mizuho Securities USA LLC, who is acting as the sole sales agent (the “Agent”). Pursuant to the ATM Sales Agreement, the Company may sell, at its option, shares of its common stock up to an aggregate offering price of $75,000,000 (the “Shares”) through the Agent. Sales of the Shares made pursuant to the ATM Sales Agreement, if any, will be made under the Company’s Registration Statement on Form S-3 filed with the Securities Exchange Commission (“SEC”) on May 1, 2023 (File No. 333-271545), which includes a base prospectus and was declared effective on May 9, 2023 (the “Registration Statement”), and the prospectus supplement dated April 1, 2024 relating to the offering and filed with the SEC (the “Prospectus Supplement”), in each case, as may be amended or supplemented from time to time.

Subject to the terms and conditions of the ATM Sales Agreement, the Company may propose that the Agent place Shares pursuant to the terms set forth in a placement notice (each, a “Transaction”). The Agent may sell the Shares, if any, in a Transaction only by methods deemed to be an “at the market offering” as defined in Rule 415 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation sales made directly on The New York Stock Exchange, on any other trading market for the common stock or to or through a market maker. In addition, the Agent may, with the Company’s prior written consent, sell Shares by any other method permitted by law, including negotiated transactions. The Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Shares in a Transaction in accordance with the terms of the ATM Sales Agreement and any applicable placement notice. The Company cannot provide any assurances that it will issue any Shares pursuant to the ATM Sales Agreement.

The ATM Sales Agreement provides that the Agent will be entitled to receive a commission of up to 3% of the gross proceeds from the sale of the Shares in a Transaction. Pursuant to the terms of the ATM Sales Agreement, the Company also provided the Agent with customary indemnification and contribution rights. The offering of common stock pursuant to the ATM Sales Agreement will terminate upon the earlier of, among other things, (i) the sale of all of the Shares subject to the ATM Sales Agreement and (ii) the termination of the ATM Sales Agreement by the Company or by the Agent, following delivery of sufficient written notice by the Company or the Agent to the other party.

The Company currently anticipates that the net proceeds from the sale of the Shares offered pursuant to the ATM Sales Agreement, if any, will be used to for potential acquisition opportunities, capital expenditure projects at the Company’s senior living communities, working capital and other general corporate purposes.

The foregoing description of the ATM Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the ATM Sales Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated herein by reference. The ATM Sales Agreement is also incorporated by reference into the Registration Statement and the Prospectus Supplement. The provisions of the ATM Sales Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the ATM Sales Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

A copy of the opinion of Norton Rose Fulbright US LLP relating to the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares discussed herein, nor shall there be any sale of such Shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	At-the-Market Issuance Sales Agreement, dated April 1, 2024, by and between Sonida Senior Living, Inc. and Mizuho Securities USA LLC.

5.1	Opinion of Norton Rose Fulbright US LLP

23.1	Consent of Norton Rose Fulbright US LLP (contained in Exhibit 5.1 above)

104	Cover Page Interactive Date File-formatted as Inline XBRL

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including those relating to activity under the Sales Agreement; intended use of proceeds; as well as statements using words such as “expects,” “believes,” or “intends” are forward-looking statements that involve a number of risks and uncertainties. Factors that could cause actual results to differ materially from those projected in the Company’s forward-looking statements include the following: the Company’s ability to successfully complete the offering on terms and conditions satisfactory to it; the possible adverse impact on the market price of the Company’s shares of common stock due to the dilutive effect of the securities to be sold in the offering; capital market risks; the Company’s ability to generate sufficient cash flows from operations, proceeds from equity issuances and debt financings, and proceeds from the sale of assets to satisfy its short and long-term debt obligations and to fund its acquisitions and capital improvement projects to expand, redevelop, and/or reposition the Company’s senior living communities; increases in market interest rates that increase the cost of certain of the Company’s debt obligations; increased competition for, or a shortage of, skilled workers, including due to general labor market conditions, along with wage pressures resulting from such increased competition, low unemployment levels, use of contract labor, minimum wage increases and/or changes in overtime laws; the Company’s ability to obtain additional capital on terms acceptable to it; the Company’s ability to extend or refinance its existing debt as such debt matures; the Company’s compliance with its debt agreements, including certain financial covenants, and the risk of cross-default in the event such non-compliance occurs; the Company’s ability to complete acquisitions and dispositions upon favorable terms or at all; the risk of oversupply and increased competition in the markets which the Company operates; the Company’s ability to improve and maintain controls over financial reporting; the departure of the Company’s key officers and personnel; the cost and difficulty of complying with applicable licensure, legislative oversight, or regulatory changes; risks associated with current global economic conditions and general economic factors such as inflation, the consumer price index, commodity costs, fuel and other energy costs, competition in the labor market, costs of salaries, wages, benefits, and insurance, interest rates, and tax rates; the impact from or the potential emergence and effects of a future epidemic, pandemic, outbreak of infectious disease or other health crisis; changes in accounting principles and interpretations; and other risk factors identified from time to time in our SEC reports, including our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and other reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2024	Sonida Senior Living, Inc.

	By:	/s/ Brandon M. Ribar
	Name:	Brandon M. Ribar
	Title:	President and Chief Executive Officer